Exhibit 99.1

The strategic transformation is a reinvention of Kohl’s. We’re pivoting from a department store to a focused lifestyle concept. Kohl’s Reinvention is Driving Growth for the Future March 7, 2022

Cautionary Statement Regarding Forward-Looking Information This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “plans,” “may,” “intends,” “will,” “should,” “expects,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, comments about Kohl’s future financial plans, capital generation, management and deployment strategies, adequacy of capital resources and the competitive environment. Such statements are subject to certain risks and uncertainties, which could cause Kohl’s actual results to differ materially from those anticipated by the forward looking statements. These risks and uncertainties include, but are not limited to, those described in Item 1A in Kohl’s Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in Kohl’s filings with the SEC. Any number of risks and uncertainties could cause actual results to differ materially from those Kohl’s expresses in its forward-looking statements, including the short and long-term impact of COVID-19 on the economy and the pace of recovery thereafter. Forward-looking statements speak as of the date they are made, and Kohl’s undertakes no obligation to update them. Non-GAAP Financial Measures In addition, this presentation contains non-GAAP financial measures, including Adjusted EPS, Adjusted Net Income, Adjusted Operating Margin, Adjusted EBITDA, Leverage Ratio, and Free Cash Flow. Reconciliations of all non-GAAP measures to the most directly comparable GAAP measures are included in the Appendix of this presentation.

Vice President, Investor Relations

Kohl’s Strategy and Path Forward Michelle Gass, Chief Executive Officer Active & Casual Portfolio to Power the Future Doug Howe, Chief Merchandising Officer Engaging Customers in New and Impactful Ways Greg Revelle, Chief Marketing Officer Innovating through our Leading Omnichannel Platform Paul Gaffney, Chief Technology and Supply Chain Officer Financial Framework & Capital Allocation Strategy Jill Timm, Chief Financial Officer Environmental, Social, Governance (ESG) Michelle Gass, Chief Executive Officer Q&A

s Chief Executive Officer

Key Investment Highlights Delivering Differentiated Compelling Expanding veraging Shareholder Position in Re Partnerships Our Reach ta Science Value • Evolving to a focu • Growing Sephora • Opening 100+ new easing everyda • Driving +LSD% sales active and casual $2 billion business stores in smaller lue through growth lifestyle concept markets industry-leading rewards program • Acquiring millions of • Growing EPS at +MSD% • Enhancing new customers with • Injecting discovery to +HSD% rate 1 omnichannel Amazon and introducing new • Using data science leadership initiatives to broaden to accelerate • Returning significant Kohl’s customer reach personalization and • Leading destination capital to shareholders localization • Leveraging strong for iconic national off-mall footprint brands 1 Mid-to-High single digits EPS growth € of FY22 base

Committed to Creating Value Kohl’s Financial Framework SALES GROWTH OPERATING MARGIN EPS GROWTH 1 Low-Single 7% to 8% Mid-to-High Digits % + = Single Digits % Capital Allocation Principles Strong Invest in Growth Significant Capital Balance Sheet Returns 1 Mid-to-High single digits EPS growth € of FY22 base next generation of customers

Kohl’s is a powerful brand, innovator and employer

The strategic transformation is a reinvention of Kohl’s. We’re pivoting from a department store to a focused lifestyle concept.

INTRODUCED OCTOBER 2020 The most trusted retailer of choice for the Active & Casual lifestyle

e live today … • 86% of consumers regularly wear Athleisure during the work week • 69% of adults describe their wardrobe as “casual” or “comfortable” • 49% of consumers plan to dress more comfortably when they return to the office *Data sourced from NPD Future of Style Event May 2021

… and for how people will live tomorrow

Kohl’s delivers a differentiated position in retail Convenient & Inspiring Experience Compelling Product Portfolio Industry-Leading Value Proposition

Our Strategy Introduced Oct. 2020 The most trusted retailer of choice for the Active and Casual lifestyle Expand Disciplined Strong Drive Top Line Growth Operating Capital Organizational Margin Management Core Agile, Destination for Differentiated Operating Leading with Maintain Strong Accountable Active & Casual Omnichannel Margin Goal Loyalty & Value Balance Sheet & Inclusive Lifestyle Experience of 7% to 8% Culture Creating Long-term Shareholder Value Return to growth Expand operating margin Solid cash flow generation Maintain strong balance sheet Return capital to shareholders

A strong, experienced and diverse leadership team is driving Kohl’s strategy Michelle A. Banks Marc Chini Paul Gaffney Doug Howe Chief Diversity & Chief People Officer Chief Technology & Chief Merchandising Officer Inclusion Officer Supply Chain Officer Michelle Gass Chief Executive Officer Jason Kelroy Greg Revelle Jill Timm Vivien Yeung General Counsel & Chief Marketing Officer Chief Financial Officer Chief Strategy Officer Corporate Secretary

our strategy • Successfully launched major strategic partnership with Sephora in 2021 • Grew Active business by 40% in 2021, increasing penetration to 24% • Introduced several iconic national brands, including Tommy Hilfiger, Calvin Klein and Eddie Bauer • Achieved 2023 financial targets in 2021, two years ahead of plan • Reinforced commitment to delivering shareholder value through significant capital returns benefits are still ahead of us stores by 2023 brands innovation experiences disc and convenience

And testing new experiences in smaller format stores

Drive top line growth Portfolio Ways Platform Paul Gaffney Doug Howe Greg Revelle Chief Technology & Chief Merchandising Officer Chief Marketing Officer Supply Chain Officer

Proven ability to navigate through uncertainties Macro Environment Kohl’s Strategic Advantages • Global pandemic • Strong balance sheet • Inflation • Large and loyal customer base • Supply chain disruption • Agile & responsive operating model • Tight labor market pr shareholder value since 2014 in 2021 in 2021 *Adjusted diluted earnings per share is a non-GAAP financial measure. Please refer to the reconciliation in the Appendix for more information.

Key Investment Highlights Delivering Differentiated Compelling Expanding veraging Shareholder Position in Re Partnerships Our Reach ta Science Value • Evolving to a focu • Growing Sephora • Opening 100+ new easing everyda • Driving +LSD% sales active and casual $2 billion business stores in smaller lue through growth lifestyle concept markets industry-leading rewards program • Acquiring millions of • Growing EPS at +MSD% • Enhancing new customers with • Injecting discovery to +HSD% rate 1 omnichannel Amazon and introducing new • Using data science leadership initiatives to broaden to accelerate • Returning significant Kohl’s customer reach personalization and • Leading destination capital to shareholders localization • Leveraging strong for iconic national off-mall footprint brands 1 Mid-to-High single digits EPS growth oï¬€ of FY22 base

Chief Merchandising Officer

to Power the Future brand portfolio $2 billion business growth in Active Women’s

Kohl’s is positioned to drive growth in the active and casual market Accelerate Build Adjacent Maintain Growth Categories Reignite Strength Home Active Outdoor Beauty Inclusive Sizing Women’s Men’s Kids’

We are a top retailer of some of the most iconic brands in the world

Kohl’s has a strong track record of launching and growing national brands 2017-2020 New in 2021

Our private brands play a key role in driving value and relevance 34% on path to Private Brand $1B+ Penetration $1B+ Brand *All figures based on fiscal 2021 results

Our private brands play a key role in driving value and relevance 34% on path to Private Brand $1B+ Penetration $1B+ Brand *All figures based on fiscal 2021 results delivers clear differentiation National Brands Private Brands • Sought-after brands and products Differentiated and exclusive products • Engage new customers Provide opening price point offerings with incredible quality • Build confidence through high awarenes + and familiarity Address gaps in the portfolio • Drive traffic • Deliver strong key items • Extend brand reach to millions of • Build customer loyalty customers

We have established key product growth initiatives to become the active and casual lifestyle destination for every family Create a destination for perpetual Build a sizable Continued growth Reignite innovation & beauty business in Active Women’s discovery

Grow Sephora to a $2 billion business • Prestige assortment + elevated experience • Attracting new, younger customers • Delivering a halo effect to the entire business • Scaling to majority of chain * Sephora sales target by 2025

We have momentum and a huge runway ahead Mid-Single 25% 50% Digits % Cross-shopping Sales Lift New Customers Attaching at least one to overall store sales, Customers are younger other category across where we have and more diverse all lines of business launched DECEMBER 2020 AUGUST 2021 SPRING 2022 Spring 2023 2023 & Beyond Announcement Kohls.com launch + 200 doors 600 doors 850 doors Continued Innovation 2021 2022 2023 *All figures based on fiscal 2021 results

Innovating and testing to drive growth and engagement Cross-Company Incremental Buy Online Pick impulse Amazon Returns Smaller Sephora Up in Store merchandising Incentive footprint Gift Cards

Drive Continued Growth in Active GR CA +10% $4.4B $2.7B Sales 14% 24% Penetration 2016 2021 Active Sales $ in billions

Our mission is to be the active Leadership Elevate Athleisure Grow Outdoor More productive and faster turning than company average

Reignite Women’s • Large, $5B business • Top 5 market share position *Based on NPD Data (January—December 2021)

return women’s to growth 1 2 3 4 apparel business swim opportunity

A Leader in Women’s Casual Apparel

Significantly Grow our Dress Business

Expand Outerwear and Swim

Amplify Inclusivity Opportunity

Home Beauty Taking an integrated approach to Women’s deliver an active Men’s and casual portfolio Act Kids’ iv e innovation and discovery

Gr Chief Marketing Officer

New & Impactful Ways Customer Base Effectiveness Card Rewards to 7. Credit Card

The Power of our Customers Rewards Members Active Customers *All figures based on fiscal 2021 results right message The right product right channel customer experience right offer right timing Consistently deliver the right message, at the right time, in the right channels for each of our customers

Personalization Experience with Kohl’s Cash Experiences across channels will be tailored based on actions we want to drive and recognize 51

Constantly Connecting with our Existing Customer Base 52

Reaching Younger and More Diverse Customers 25% Sephora Customers are New to Kohl’s 53

Reaching Younger and More Diverse Customers 54

Acquiring Millions of New Customers with Amazon 55

Modernized, More Efficient Marketing Strategy 50% More efficient Focused on personalized marketing on digital and social media social media 56

Modernized, More Efficient Marketing Strategy Focused on personalized digital and social media 57

Kohl’s is a leader in loyalty 58

Always Advancing Value and Rewards #1 for Cust 2021 Customer Perceptions Tracker, a proprietary study managed by Morning Consult, compares customer rankings among 12 competitive retailers based on: coupons and discounts, loyalty program, and credit card program. 59

Always Advancing Value and Rewards 30+ Million Rewards Members spend 2x more 2021 Customer Perceptions Tracker, a proprietary study managed by Morning Consult, compares customer rankings among 12 competitive retailers based on: coupons and discounts, loyalty program, and credit card program. 60

12x Spend Deeper engagement 6x with Kohl’s Spend 2x loyalty assets Spend 1x drives growth Spend in customer spend Kohl’s Valuable Rewards Card Customer Status *All figures based on fiscal 2021 results 61

Driving Revenue and Profitability for the Future Enhancing Kohl’s Loyalty Proposition Kohl’s Card Co-Branded Kohl’s Rewards Increasing Credit Card 5% Rewards to 7.5% 62

Email Onsite Display Banners Social Media 63

Chief Technology & Supply Chain Officer 64

Leading Omnichannel Platform foundation transformation to better decisions further efficiencies 65

Kohl’s has a strong omnichannel foundation 4X 6X Omnichannel Omnichannel customer productivity customer productivity vs. store-only vs. digital-only Omnichannel Stores Digital e traffic to stor 1,165 stores 1.7B website visits per year Leverage omni capabilities 95% off-mall locations 18M active app users Stores as network +13% Sales CAGR past 5 years 66

Technology plays a critical role in our transformation 67

Kohl’s has a healthy and productive store base that can evolve with customer expectations and demand 68

Future of Self Service Launching self-serve BOPUS in all stores in 2022 Piloting self-serve returns in over 100 stores Testing self-serve check-out 69

Digital continues to grow, and we’re investing in an even easier and more Active Users productive experience R G A C % 13 $5.9 + $3.6 60% App/Mobile 35% Penetration Desktop Penetration 65% 40% 2017 2021 70

Continue to drive growth with Digital Optimize Digital Enhance Convert More Acquire New Assortment Discovery and Omnichannel Customers Shopability Customers 71

Better data and better science leads to better decisions 72

Better data and better science come together to enable us to deliver more relevancy Product Marketing Placement Value 73

Product Hyperlocalization Less-Cross-Shop, Cross-Shop, Less-Cross-Shop, Young Men’s Apparel Blue-Collar North Rural North Purchasing North 74

Personalized Messaging Jess Rachel Trips: shops at Kohl’s 4 times per year Trips: shops at Kohl’s 4 times per year Spend: $350 Spend: $350 Programs: Kohl’s Rewards Programs: Kohl’s Rewards Categories: Active, Home, Kid’s Apparel Categories: Active, Home, Kid’s Apparel Additional data to enhance personalized experience The majority of Jess’s share of wallet is spent at Kohl’s Kohl’s captures a small % of Rachel’s share of wallet She is also a frequent spender at other beauty stores She shops at other value-based retailers for her apparel needs Jess has interests in Cooking and Beauty Rachel is interested in Exercise and Women’s Apparel 75

Personalized Messaging Product Email Kohls.com Social Media Recommendations Jess VS VS VS VS Rachel 76

We have a strong and agile supply chain and have initiatives underway to drive further efficiencies 77

Chief Financial Officer 78

Capital Allocation Strategy shareholder value smaller markets gr 1 rating 1 Mid-to-High single digits EPS growth off of FY22 base 79 stor and technology capabilities $19.4B $2.5B $1.6B Total Revenue Adj EBITDA* Free cash flow* 2021 2021 2021 *Adjusted EBITDA and Free cash flow are non-GAAP financial measures. Please refer to the reconciliations in the Appendix for more information. 80

Strong Progress Against Strategy in 2021 Path to Future Success • Drive top line growth 2021 Results • Committed to delivering strong margins • Launched game changing partnerships and iconic national brands • Sustain Investment Grade rating • Achieved our key 2023 financial targets in 2021 • Return capital to shareholders • Returned balance sheet to pre-pandemic health • Reinstated dividend and significantly increased share repurchases 81

Committed to Creating Value Kohl’s Financial Framework SALES GROWTH OPERATING MARGIN EPS GROWTH 1 Low-Single 7% to 8% Mid-to-High Digits % + = Single Digits % Capital Allocation Principles Strong Invest in Growth Significant Capital Balance Sheet Returns 1 Mid-to-High single digits EPS growth oï¬€ of FY22 base 82

Key Initiatives to Drive Low-Single Digits Sales Growth +LSD% Annual Growth Rate Digital Growth Loyalty & Personalization Enhanced Brand New Stores Portfolio Sephora 2021 Sales Future *This chart is an illustration and not an accurate depiction of the scale of each initiative’s sales growth opportunity 83

Grow 850+ Stores and New Customer Sephora to be Digital Experience Acquisition a $2 Billion Business Cross-selling Favorable Opportunity Economics * Sephora sales target by 2025 84

Enhanced Brand Portfolio Active & Outdoor New Brands Women’s Partnerships Driving relevance and productivity both in stores and digitally 85

Kohl’s healthy and profitable off-mall store base serves as the foundation of our omnichannel platform 1,165 stores in 49 states ~95% 80% of stores generated of Americans live $1M+ in 4-wall cash within 15 miles of flow in 2021 a Kohl’s store ~40% 99% of digital sales of stores were fulfilled by stores 4-wall cash flow positive in 2021 50-70 35% leases up for stores owned renewal annually (an additional 21% ground leased) 86

New Store Growth Represents Solid Revenue Opportunity • Plan to open 100+ new smaller format stores over next four years • Reaching more customers in new smaller markets • $500M+ sales opportunity • Expansion follows successful pilot • 15%+ targeted return on investment 87

Engage Best in Greater 65M+ Best-in-Class Loy • Rewards Program ran • 30+ Million members 88

# Continue to Drive Growth with Digital

**Key Initiatives**

New Customer Acquisition

Converting More Omnichannel Customers

Enhancing Discovery and Shopability

Optimizing Digital Assortment

Kohl's Media Network

Enabling Omnichannel Capabilities

**~$6B**
Digital Sales 2021

**+13%**
5-Year CAGR

**32%**
Digital Sales Penetration 2021

Future Goal
**~$8B**

**Stores are an integral part of the digital business — Better Together**

KOHL'S 89

7% to 8% Operating Margin +—Drivers Pressures • Inventory management • Cost inflation / freight • Sourcing cost savings • Wage investments • Optimizing price / promotion • Digital penetration strategies • Store automation • Marketing & distribution efficiency • Kohl’s Media Network 90

Gross Margin Drivers Inventory Sourcing Cost Optimizing Price / Management Savings Promotion Strategies • Drive inventory turn of 4.0x+ • Continue to leverage out Simplified pricing with • centralized sourcing and reduced stackable offers • Dynamic inventory allocation direct factory negotiations • Strategic focus on more Developing strategies to • Greater deployment of • productive categories further reduce reliance on targeted and personalized third party agents in future offers Gross Margin 36% to 37% 91

Management Initiatives Long history of disciplined expense management Transform labor across stores and fulfillment centers to mitigate wage inflation • Scale self-service across chain • Drive productivity across fulfillment centers Build on initial success in improving marketing efficiency • Reduced marketing expenses by more than $130M since 2019 • Goal to lower spend ratio to 4.0% or below of sales Focused on maintaining technology efficiency • Reduced technology expenses by more than $100M since 2019 SG&A Expense Ratio 27% to 28% 92

Mid-to-High Single Digits % $7.00 to $7.50 Drive EPS Growth $4.86 Combination of sales growth and solid margins, coupled with commitment to share repurchases leads to mid-to-high single digits EPS growth 2019 Actuals* 2022 Guidance Future *Adjusted diluted earnings per share is a non-GAAP financial measure. Please refer to the reconciliation in the Appendix for more information. 93 93 and capital management 2021 2.3x $2.3B $1.5B Leverage More than two Operating Capital Returned to decades rated Cash Flow Shareholders Investment Grade *Leverage Ratio is a non-GAAP financial measure. Please refer to the reconciliation in the Appendix for more information. 94

Capital Allocation Strategy Maintain strong balance sheet Long-term objective of maintaining Investment Grade rating 1 2 3 Invest in Share Dividend the business Repurchases 95

Long-term Debt Outstanding $ in millions Committed to $2,797 Balance Sheet $2,451 $1,910 $1,861 $1,856 Strength • More than two decades of maintaining Investment Grade rating • Plan to further strengthen balance 2017 2018 2019 2020 2021 sheet by addressing 2023 maturities Leverage 2.5x 2.2x 2.5x 7.7x 2.3x Ratio* *Leverage Ratio is a non-GAAP financial measures. Please refer to the reconciliation in the Appendix for more information. 96

History of Strong Cash Flow Generation $ in billions FUTURE OUTLOOK Operating Cash Flow Free Cash Flow Operating Cash Flow $2.3 $5.5B+ $2.1 OCF $1.8B 5-year Avg. 2022-2024E $1.7 $1.7 $1.6 $1.4 $1.3 FCF $1.1B 5-year Avg. Free Cash Flow $0.9 $0.9 $0.7 ~$2.5B 2017 2018 2019 2020 2021 2022-2024E *Free cash flow is a non-GAAP financial measure. Please refer to the reconciliation in the Appendix for more information. 97

# Investing in High ROI Growth Driving Initiatives

COMMITTED TO INVESTING IN THE BUSINESS


$2.1B
~$2.5B
2017-2019
Pre-Pandemic
2022-2024E
Post-Pandemic
Base Capital
Store Strategies
Omnichannel
Technology

~$2.5B TOTAL INVESTMENT (3-Year 2022-2024)


SEPHORA
Store Strategies
~65%
Sephora & New Store Growth


Omnichannel
~15%
DC/EFC Optimization


Technology
15-20%
Kohl's Media Network, hyperlocalization, store automation

KOHL'S
98

STRONG TRACK RECORD OF CAPITAL RETURNS $1,584M $1,502M $1,350M $1,101M $994M $915M $893M $796M $674M Committed $116M to returning 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Capital to Dividends Paid Share Repurchases shareholders DELIVERING SHAREHOLDER VALUE • Increased dividend by 100% in 2022 1 • Board authorized $3B share repurchase program 1 • Plan to repurchase at least $1B in 2022 1 Kohl’s Board of Directors approved its dividend and authorized a $3B share repurchase authorization on February 28, 2022. 99

Committed to Driving Performance and Delivering Shareholder Value SALES GROWTH EBIT MARGIN EPS GROWTH 1 Low-Single Mid-to-High + 7% to 8% = Digits % Single Digits % 3-Year Cash Flow 5.5B+ Investing in & Strengthening Returning Capital to the Business Shareholders CAPEX $2.00 $3B $1B ~$2.5B Annual Dividend Share Repurchase Share Repurchases in 2022 2 Authorization 2 in 2022 2 1 Mid-to-High single digit EPS growth off of FY22 base 2 Kohl’s Board of Directors approved a 100% increase in its dividend, equating to an annual dividend of $2.00 per share, and authorized a $3B share repurchase authorization on February 28, 2022. 100

Michelle Gass Chief Executive Officer 101 101

Excellence Award Recipient Member of Dow Jones Long-standing Sustainability Indices Powered by the S&P Global CSA focus on ESG stewardship • Strong environmental platform, recognized by leading third parties • Committed to Diversity & Inclusion and long history of giving back to our communities through Kohl’s Cares • Best-in-class governance 102

Help fight More recycling + Accelerate climate change less waste sustainable sourcing Net Zero by 2050 Divert 85% of Kohl’s Reduce water and U.S. operational waste chemical usage and Committed to expanding from landfills increase recycled materials renewable energy in Kohl’s private brands platforms 103

• Donated over $800 million and volunteered more than 5.5 million hours since program inception • Committed to health and wellness 104 104 across the business Our People Our Customers Our Community our associate population Hispanic customers diverse communities 105

Creating and maintaining stakeholder value through Board governance and risk oversight Key Statistics Independence 93% Average Age 61 years Christine Joinied 20 Gender Diversity 43% Balanced Board Tenure 8 new independent directors added in the last 5 years garet Thomas King Joined 20 Joined 20 3 Average of 7 7 Years 4 Joined 2007 0-3 Years 3-10 Years 10+ Years *Announced retirement, effective May 2022 106

KOHL’S

# Key Investment Highlights


KOHL'S

### Differentiated Position in Retail

- Evolving to a focused active and casual lifestyle concept
- Enhancing omnichannel leadership
- Leveraging strong off-mall footprint


SEPHORA

### Compelling Partnerships

- Growing Sephora to a $2 billion business
- Acquiring millions of new customers with Amazon
- Leading destination for iconic national brands



### Expanding Our Reach

- Opening 100+ new stores in smaller markets
- Injecting discovery and introducing new initiatives to broaden Kohl's customer reach


Hi, Jennifer
$10
$2.82

### Leveraging Data Science

- Increasing everyday value through industry-leading rewards program
- Using data science to accelerate personalization and localization



### Delivering Shareholder Value

- Driving +LSD% sales growth
- Growing EPS at +MSD% to +HSD% rate [1]
- Returning significant capital to shareholders

KOHL'S

[1] Mid-to-High single digits EPS growth off of FY22 base

108

Q&A

Appendix 110 110

Reconciliations 2021 EBITDA Free Cash Flow ($ in millions) ($ in millions) January 29, 2022 2017 2018 2019 2020 2021 Operating Income 1,680 Net cash provided by operating activities 1,691 2,107 1,657 1,338 2,271 Depreciation and Amortization 38 Acquisition of property and equipment (672) (578) (855) (334) (605) EBITDA 2,518 Finance lease and financing obligation payments (138) (126) (113) (105) (125) Proceeds from financing obligations 0 0 11 9 15 Free Cash Flow 881 1,403 700 908 1,556 111

Reconciliations Adjusted EPS (2021 and 2019) Twelve Months Ended Diluted Earnings (Loss) per Share January 29, 2022 February 1, 2020 GAAP $ 6.32 $ 4.37 Impairments, store closing, and other — 0.71 (Gain) on sale of real estate — —Loss on extinguishment of debt 1.35 (0.06) Income tax impact of items noted above (0.34) (0.16) $ 7.33 $ 4.86 112

# Reconciliations

**Leverage Ratio**

| *(Dollars in Millions)* | 2017 | 2018 | 2019 | 2020* | 2021* |
|---|---|---|---|---|---|
| Finance lease and financing obligations | 1,717 | 1,638 | 1,491 | 1,502 | 2,251 |
| Long-term debt | 2,797 | 1,861 | 1,856 | 2,451 | 1,910 |
| **Total Debt** | 4,514 | 3,499 | 3,347 | 3,953 | 4,161 |
| Operating leases | 0 | 0 | 2,777 | 2,786 | 2,624 |
| Rent x 8 | 2,344 | 2,408 | 0 | 0 | 0 |
| Total debt (including operating leases) | 6,858 | 5,907 | 6,124 | 6,739 | 6,785 |
| Less: operating lease, finance lease, and financing obligation leases | 0 | 0 | 0 | (4,288) | (4,875) |
| Add: Cash-based lease equivalent debt | 0 | 0 | 0 | 4,383 | 4,650 |
| **Adjusted debt** | **6,858** | **5,907** | **6,124** | **6,834** | **6,560** |
| Operating income | 1,416 | 1,361 | 1,099 | (262) | 1,680 |
| Depreciation and amortization | 991 | 964 | 917 | 874 | 838 |
| Rent expense | 293 | 301 | 314 | 314 | 298 |
| **EBITDAR** | 2,700 | 2,626 | 2,330 | 926 | 2,816 |
| Impairments, store closing and other costs | 0 | 104 | 113 | 89 | 0 |
| (Gain) on sale of real estate | 0 | 0 | 0 | (127) | 0 |
| **Adjusted EBITDAR** | **2,700** | **2,730** | **2,443** | **888** | **2,816** |
| **Adjusted debt to adjusted EBITDAR** | **2.54** | **2.16** | **2.51** | **7.70** | **2.33** |

*2017-2019 adjusted debt to adjusted EBITDAR is consistent with figures previously filed Form 10-Ks. We have revised our calculation of Adjusted Debt in our Adjusted debt to adjusted EBITDAR calculation to replace the lease obligations presented under US GAAP with eight times cash rent for operating leases, finance leases, and financial obligations. Management believes this normalizes for timing within the lease term and the impact of lease amendments triggered by our investment in the Sephora shop-in-shops. This results in a 2020 adjusted debt to adjusted EBITDAR of 7.70 versus the previous reported 7.59.

KOHL'S

113

Important Shareholder Information and Where You Can Find It Kohl’s intends to file a proxy statement and BLUE proxy card with the SEC in connection with the solicitation of proxies for Kohl’s 2022 Annual Meeting of Shareholders (the “Proxy Statement” and such meeting the “2022 Annual Meeting”). Kohl’s, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Information regarding the names of Kohl’s directors and executive officers and their respective interests in Kohl’s by security holdings or otherwise is set forth in Kohl’s proxy statement for the 2021 Annual Meeting of Shareholders, filed with the SEC on March 19, 2021 (the “2021 Proxy Statement”) and in Kohl’s Current Report on Form 8-K, filed with the SEC on April 14, 2021 (together with the 2021 Proxy Statement, the “2021 Filings”). To the extent holdings of such participants in Kohl’s securities have changed since the amounts described in the 2021 Filings or were otherwise not included, such changes or amounts have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC or will be filed within the time period specified by Section 16 of the Securities Exchange Act of 1934, as amended, and the regulations thereunder. Additional information is available in Kohl’s Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended January 29, 2022 filed with the SEC on June 3, 2021, September 2, 2021 and December 2, 2021, respectively. Details concerning the nominees of Kohl’s Board of Directors for election at the 2022 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF KOHL’S ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING KOHL’S DEFINITIVE PROXY STATEMENT, ANY SUPPLEMENTS THERETO AND THE ACCOMPANYING BLUE PROXY CARD BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other documents filed by Kohl’s free of charge from the SEC’s website, www.sec.gov. Copies will also be available at no charge on the Kohl’s website at investors.kohls.com. 114